               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549


                            FORM 8-K


                         CURRENT REPORT


             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    April 30, 1995

                MAUI LAND & PINEAPPLE COMPANY, INC.
     (Exact name of registrant as specified in its charter)


           HAWAII                              99-0107542
(State or other jurisdiction of               (I.R.S. Employer
 incorporation or organization)                Identification No.)


                             0-4674
                    (Commission File Number)


P.O. Box 187, Kahului, Maui, Hawaii                  96732
(Address of Principal Executive Offices)


Registrant's telephone number, including area code:  (808) 877-3351

                              NONE
       Former name, former address and former fiscal year,
                  if changed since last report

Item 2.   Acquisition or Disposition of Assets

          Pursuant to the terms of the Limited Partnership Agreement of Kaahumanu Center Associates (KCA), the Employee's Retirement System of the State of Hawaii (ERS) converted its $30.6 million loan to an additional 49% interest in KCA. The conversion was effective as of April 30, 1995.

          Prior to the loan conversion, Maui Land & Pineapple Company, Inc. (the Company) owned 99% of KCA and ERS owned 1%. After the contribution of the ERS loan to KCA's capital, the Company and the ERS each have a 50% interest in the partnership.

          The Company's investment in KCA will be accounted for by the equity method as of April 30, 1995.

Item 7.   Financial statements, Pro Forma Financial Information and
          Exhibits

          (b)  Pro Forma Financial Information

          The following pro forma balance sheet as of December 31, 1994, and statement of operations for the year then ended have been derived from the Company's consolidated balance sheet as of December 31, 1994 and the related statement of operations for the year then ended.

          These pro forma financial statements are presented for informational purposes only and do not purport to be indicative of the financial results of the Company had the ERS loan conversion occurred on January 1, 1994, nor the results from future operations.

               MAUI LAND & PINEAPPLE COMPANY, INC.
               PRO FORMA BALANCE SHEET (UNAUDITED)
                        DECEMBER 31, 1994
                         (IN THOUSANDS)

                              --------------------------------
                                             Pro Forma
                              Actual adjustments(1)  Pro Forma
                              ------ --------------  ---------
              ASSETS
              ------
Current Assets
  Cash                        $  2,269    (1,814)    $    455
  Accts. and notes receivable   13,507     8,193(2)    21,700
  Inventories                   20,537        --       20,537
  Other current assets           4,647       (69)       4,578
                              --------   -------     --------
    Total current assets        40,960     6,310       47,270

Property                       274,490   (86,318)     188,172
Accumulated depreciation       (94,296)    6,231      (88,065)
                              --------   -------     --------
    Property - net             180,194   (80,087)     100,107
                              --------   -------     --------

Other Assets                    14,257    (2,574)      11,683
                              --------   -------     --------
    TOTAL                      235,411   (76,351)     159,060
                              ========   =======     ========

LIABILITIES AND STOCKHOLDERS' EQUITY
- ------------------------------------
Current Liabilities
  Accounts and notes payable    33,547      (183)      33,364
  Other current liabilities      8,510    (1,072)       7,438
                              --------   -------     --------
    Total current liabilities   42,057    (1,255)      40,802
                              --------   -------     --------

Long-Term Liabilities
  Long-term debt and
    capital leases              99,180   (71,388)      27,792
  Other long-term liabilities   33,745    (3,708)      30,037
                              --------   -------     --------
    Total long-term
       liabilities             132,925   (75,096)      57,829
                              --------   -------     --------

Stockholders' Equity
  Common stock                  12,318                 12,318
  Retained earnings             48,111        --       48,111
                              --------   -------     --------
    Stockholders' Equity        60,429        --       60,429
                              --------   -------     --------
    TOTAL                     $235,411   (76,351)    $159,060
                              ========   =======     ========

See Notes to Pro Forma Financial Statements.
                                  -3-

                  MAUI LAND & PINEAPPLE COMPANY, INC.
             PRO FORMA STATEMENT OF OPERATIONS (UNAUDITED)
                     YEAR ENDED DECEMBER 31, 1994
                            (IN THOUSANDS)

                                   -------------------------------
                                             Pro Forma
                                   Actual adjustments(1) Pro Forma
                                   -------------------------------

Net Sales & Gross Revenue          $125,882   (6,358)     119,524
                                   --------   ------      -------

Cost of goods sold                   67,623       --       67,623
Other operating costs and expenses   40,119   (2,749)      37,370
General and administrative           14,352   (1,500)      12,852
Equity in losses of joint ventures    4,844     (689)(3)    4,155
Interest                              5,682     (744)       4,938
                                   --------   ------      -------
  Total Costs and Expenses          132,620   (5,682)     126,938

LOSS BEFORE INCOME TAX               (6,738)    (676)      (7,414)

INCOME TAX CREDIT                    (2,829)    (196)(4)   (3,025)
                                   --------   ------      -------
NET LOSS                             (3,909)    (480)      (4,389)
                                   ========   ======      =======

Per Common Share:
  Net Loss                         $  (2.18)                (2.44)
                                   ========   ======      =======


See Notes to Pro Forma Financial Statements.

               MAUI LAND & PINEAPPLE COMPANY, INC.
             NOTES TO PRO FORMA FINANCIAL STATEMENTS



(1) The pro forma adjustments reflect the removal of the KCA accounts from the consolidated financial statement and, instead, accounting for KCA by the equity method.

(2) Represents construction advances payable to the Company by KCA which were eliminated on the consolidated financial statements.

(3)  Represents the Company's equity in the earnings of KCA.

(4) Represents the estimated tax effect of allocating an additional 49% of KCA's pre-tax income to the ERS.

(c)       Exhibits
(10)      Material Contracts
          A.   Limited Partnership Agreement of Kaahumanu Center
               Associates, dated June 18, 1993. Incorporated by reference to Form 10-Q, filed under file number 0-
               4674, for the quarter ended June 30, 1993.

          B.   Amendment No. 1 To Limited Partnershi Agreement of
               Kaahumanu Center Associates.  Attached.

          C.   Conversion Agreement, dated April 27, 1995.
               Attached.

          D.   Indemnity Agreement, dated April 27, 1995.
               Attached.

                            SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.






                              MAUI LAND & PINEAPPLE COMPANY, INC.



     May 9, 1995              /s/PAUL J. MEYER
Date                          Paul J. Meyer
                              Executive Vice President/Finance

                        INDEX TO EXHIBITS

The following exhibit is incorporated by reference to Form 10-Q, filed under file numbers 0-4674, for the quarter ended June 30, 1993:

A.   Limited Partnership Agreement of Kaahumanu Center
     Associates, dated June 18, 1993.

The following exhibits are filed herewith:

B.   Amendment No. 1 To Limited Partnership Agreement of
     Kaahumanu Center Associates.

C.   Conversion Agreement, dated April 27, 1995.

D.   Indemnity Agreement, dated April 27, 1995.

The following exhibits to the Conversion Agreement, dated April
27, 1995 (C above) are not filed herewith, but copies will be furnished supplementally to the Commission upon request:

     Exhibit A Assignment of Note and Security Documents
     Exhibit B Release of Mortgage
     Exhibit C Release
     Exhibit D Form UCC-2
     Exhibit E Reassignment of Rents